UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 28, 2009

                                TIME WARNER INC.

             (Exact Name of Registrant as Specified in its Charter)


         Delaware                     1-15062                  13-4099534
         --------                     -------                  ----------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                    Identification No.)

                One Time Warner Center, New York, New York 10019
               (Address of Principal Executive Offices) (Zip Code)

                                  212-484-8000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


On May 28, 2009, at the 2009 Annual Meeting of Stockholders of Time Warner Inc. ("Time Warner"), Time Warner's stockholders approved the Time Warner Inc. Annual Incentive Plan for Executive Officers (the "Annual Incentive Plan"). Time Warner's Board of Directors had approved the Annual Incentive Plan on February 19, 2009, subject to stockholder approval.

The Annual Incentive Plan provides for (i) the payment of an annual cash bonus,
(ii) the grant of restricted stock units or (iii) a combination of the two types of awards to certain Time Warner executive officers. The awards under the Annual Incentive Plan are intended to qualify as performance-based compensation under
Section 162(m) of the Internal Revenue Code of 1986, as amended. If restricted stock units are awarded pursuant to the Annual Incentive Plan, they will be issued from a stockholder-approved Time Warner equity plan. The Annual Incentive Plan replaces the Time Warner Inc. Amended and Restated Annual Bonus Plan for Executive Officers. The Annual Incentive Plan will apply to the annual cash bonuses payable to participating Time Warner executive officers for 2009 (payable in 2010) and thereafter and to specified grants of restricted stock units made beginning in 2010, based on the performance achieved in the prior year.

A description of the Annual Incentive Plan is set forth in Time Warner's Proxy Statement filed with the Securities and Exchange Commission on April 8, 2009 (the "2009 Proxy Statement") under the caption "Company Proposals - Proposal
Three: Proposal to Approve the Time Warner Inc. Annual Incentive Plan for Executive Officers." The description of the Annual Incentive Plan is qualified in its entirety by reference to the full text of the Annual Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and which also was included as Annex B to the 2009 Proxy Statement.


Item 9.01 Financial Statements and Exhibits.

Exhibit        Description

10.1           Time Warner Inc. Annual Incentive Plan for Executive Officers.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      TIME WARNER INC.


                                      By:       /s/ Pascal Desroches
                                           ______________________________
                                           Name:   Pascal Desroches
                                           Title:  Senior Vice President and
                                                   Controller


  Date:  July 7, 2009








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                                  EXHIBIT INDEX



Exhibit        Description

10.1           Time Warner Inc. Annual Incentive Plan for Executive Officers.